Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Bellerophon Therapeutics, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

(1)   the Company's Annual Report on Form 10-K for the year ended December 31, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2019	By:	/s/ Fabian Tenenbaum
Fabian Tenenbaum Chief Executive Officer (Principal Executive Officer)

Date: March 14, 2019	By:	/s/ Assaf Korner
Assaf Korner Chief Financial Officer (Principal Financial Officer)